August 20, 2021

BNY MELLON U.S. MORTGAGE FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Eric Seasholtz is the fund's primary portfolio manager, a position he has held since December 2016. Mr. Seasholtz is director and a portfolio manager at Amherst Capital.

The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Eric Seasholtz is the fund's primary portfolio manager, a position he has held since December 2016. Mr. Seasholz has been a portfolio manager of the fund since November 2015. He is a director and portfolio manager at Amherst Capital, where he has been employed since September 2015. Mr. Seasholtz also was an employee of BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) from November 2015 until June 29, 2018. Prior to June 29, 2018 (the date BNYM Investment Adviser engaged Amherst Capital to serve as the fund's sub-investment adviser), Mr. Seasholtz managed the fund in his capacity as an employee of BNYM Investment Adviser.

0265STK0821